                                                                    Exhibit 99.4

                         PRINCIPAL SHAREHOLDER AGREEMENT

      This PRINCIPAL SHAREHOLDER AGREEMENT (this "Agreement") dated as of February 19, 2003, is made by and among Cornerstone Realty Income Trust, Inc., a Virginia corporation ("Cornerstone"), and the undersigned shareholder (the "Shareholder") of Merry Land Properties, Inc., a Georgia corporation (the "Company").

                                    RECITALS

      A. Simultaneously herewith Cornerstone is entering into an Agreement and Plan of Merger among Cornerstone, Cornerstone Merger Sub, Inc., a Georgia corporation (the "Merger Sub"), and the Company dated as of February 19, 2003 (the "Merger Agreement").

      B. The Merger Agreement provides for (i) the merger (the "Merger") of the Company with and into Merger Sub. Pursuant to the Merger, the holders of the outstanding capital stock of the Company will receive the applicable consideration set forth in the Merger Agreement. Upon consummation of the Merger, the Company will be merged into the Merger Sub and the Company will be a wholly owned subsidiary of Cornerstone.

      C. Shareholder owns of record and/or beneficially the number of shares of common stock, without par value, of the Company (the "Company Shares") set forth opposite Shareholder's name on Annex A hereto.

      D. As a condition to its willingness to enter into the Merger Agreement, Cornerstone has required that Shareholder agree, and Shareholder has agreed, among other things, to execute and deliver this Agreement with respect to the Company Shares now Beneficially Owned (as hereinafter defined) or in the future acquired by Shareholder (all such shares, including those now owned and those acquired in the future being referred to herein as the "Shares"), on the terms and conditions provided for herein.

      E. Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

      NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements herein contained, the parties hereto agree as follows:

      Section 1. Agreement to Vote the Shares. Shareholder, in his or her capacity as such, hereby agrees that during the period commencing on the date hereof and continuing until the Termination Date (the "Voting Period"), at any meeting (or any adjournment or postponement thereof) of the holders of any class or classes of the capital stock of the Company, called with respect to any of the following or in connection with the written consent of the holders of any class or classes of the capital stock of the Company with respect to any of the following, Shareholder shall vote (or cause to be voted) his or her Shares Beneficially Owned by Shareholder, whether owned on the date hereof or hereafter acquired, (x) in favor of the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the

Merger Agreement (and any actions required in furtherance thereof), (y) against any action, proposal, transaction or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company or any of its subsidiaries under the Merger Agreement or of Shareholder under this Agreement, and (z) except as otherwise agreed to in writing in advance by Cornerstone, against the following actions or proposals (other than the transactions contemplated by the Merger Agreement or this Agreement): (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its subsidiaries and any Acquisition Proposal; (ii) a sale, lease or transfer of a significant part of the assets of the Company or any of its subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or any of its subsidiaries (each of the actions in clauses (i) or (ii), a "Business Combination"); and (iii) (A) any change in the persons who constitute the board of directors of the Company that is not approved in advance by at least a majority of the persons who were directors of the Company as of the date of this Agreement (or their successors who were so approved); (B) any change in the present capitalization of the Company or any amendment of the Company's articles of incorporation or bylaws; (C) any other material change in the Company's corporate structure or business; or (D) any other action or proposal involving the Company or any of its subsidiaries that is intended, or could reasonably be expected, to prevent, impede, or interfere with, delay, postpone or adversely affect the transactions contemplated by the Merger Agreement; provided that, nothing contained in this Agreement shall prevent Shareholder from considering or negotiating, solely in his capacity as a director of the Company, an Acquisition Proposal in accordance with Section 4.1 or Section 7.1(viii) of the Merger Agreement. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Shareholder agrees not to enter into any agreement, letter of intent, agreement in principle or understanding with any person that violates or conflicts with or could reasonably be expected to violate or conflict with the provisions and agreements contained in this Agreement or the Merger Agreement.

      As used in this Agreement, the term "Beneficially Owns" or "Beneficial Ownership" with respect to any securities means having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Exchange Act, including pursuant to any agreement, arrangement or understanding, whether or not in writing.

      Section 2. Grant of Irrevocable Proxy. Shareholder, in his or her capacity as such, hereby irrevocably appoints Cornerstone or any designee of Cornerstone the lawful agent, attorney and proxy of Shareholder, during the Voting Period (which proxy shall be automatically revoked without any further action on the part of Shareholder at the end of the Voting Period) at any meeting of the shareholders of the Company, called with respect to any of the following or in connection with any written consent of the shareholders of the Company with respect to any of the following, to vote (or cause to be voted) the Shares held of record or Beneficially Owned by Shareholder on such matters and as indicated in Section 1, clauses (x), (y) and (z) above (collectively, the "Specified Matters"). Shareholder intends this proxy to be irrevocable and coupled with an interest and will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by Shareholder with respect to his or her Shares. Shareholder shall not during the

Voting Period purport to vote (or execute a consent with respect to) his or her Shares in connection with any of the Specified Matters) (other than through this irrevocable proxy) or grant any other proxy or power of attorney with respect to any of his or her Shares in respect of the Specified Matters, deposit any of his or her Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of his or her Shares in connection with any of the Specified Matters.

      Section 3. Representations and Warranties of Cornerstone. Cornerstone hereby represents and warrants to Shareholder as follows:

      (a) Due Authorization; Binding Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Cornerstone, and no other corporate proceedings on the part of Cornerstone are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Cornerstone and constitutes a valid and binding agreement of Cornerstone enforceable against Cornerstone in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

      (b) No Conflicts. Except for (i) filings under the HSR Act, if applicable,
(ii) the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (iii) the applicable requirements of state securities, takeover or Blue Sky laws and (iv) such notifications, filings, authorizing actions, orders and approvals as may be required under other laws, (A) no filing with, and no permit, authorization, consent or approval of, any state, federal or foreign public body or authority is necessary for the execution of this Agreement by Cornerstone and the consummation by each of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by Cornerstone nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the provisions hereof shall (1) conflict with or result in any breach of any provision of its amended and restated articles of incorporation or by-laws (or similar documents), (2) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which it is a party or by which Shareholder or any of his or her properties or assets may be bound or
(3) violate any order, writ, injunction, decree, statute, rule or regulation applicable to it or any of his or her properties or assets, except in the case of (2) or (3) for violations, breaches or defaults which would not, individually or in the aggregate, reasonably be expected to materially impair the ability of Cornerstone to perform its obligations hereunder.

      (c) Good Standing. Cornerstone is a corporation duly organized, validly existing and in good standing under the laws of Commonwealth of Virginia and has all requisite corporate power and authority to execute and deliver this Agreement.

      Section 4. Representations and Warranties of the Shareholders. Shareholder hereby severally and not jointly represents and warrants to Cornerstone as follows:

      (a) Ownership of Shares. On the date hereof, Shareholder is the Beneficial Owner of the number of Shares set forth opposite his or her name on Annex A hereto and, along with such Shareholder's spouse, has the power to vote and dispose of such Shares.

      (b) Power; Binding Agreement. Shareholder, along with such Shareholder's spouse, has the legal capacity, power and authority to enter into and perform all of his or her obligations under this Agreement. The execution, delivery and performance of this Agreement by Shareholder will not violate any other agreement to which Shareholder is a party including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by Shareholder and assuming the due authorization, execution and delivery by Cornerstone, constitutes a valid and binding agreement of Shareholder enforceable against Shareholder in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

      (c) No Conflicts. Except for (i) filings under the HSR Act, if applicable,
(ii) the applicable requirements of the Exchange Act and the Securities Act,
(iii) the applicable requirements of state securities, takeover or Blue Sky laws, (iv) such notifications, filings, authorizing actions, orders and approvals as may be required under other laws, (A) no filing by Shareholder with, and no permit, authorization, consent or approval of, any state, federal or foreign public body or authority is necessary for the execution of this Agreement by Shareholder and the consummation by Shareholder of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by Shareholder nor the consummation by Shareholder of the transactions contemplated hereby nor compliance by Shareholder with any of the provisions hereof shall (1) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Shareholder is a party or by which Shareholder or any of his or her properties or assets may be bound or (2) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Shareholder or any of his or her properties or assets, except for violations, breaches or defaults which individually or in the aggregate would not reasonably be expected to materially adversely affect the ability of Shareholder to perform his or her obligations hereunder.

      Section 5. Certain Covenants of the Shareholder. Shareholder hereby covenants and agrees as follows:

      (a) No Solicitation. During the term of this Agreement, Shareholder in Shareholder's capacity as a shareholder of the Company will not, and will instruct his or her employees, representatives or agents not to, directly or indirectly, solicit, facilitate, participate in or initiate any inquiries or the making of any proposal by any person or entity (other than Cornerstone and Merger Sub or any designees of Cornerstone and Merger Sub) which constitutes, or may reasonably be expected to lead to any sale of the Shares or any Acquisition Proposal; provided that, nothing contained in this Agreement shall prevent Shareholder from considering or negotiating, solely in his capacity as a director of the Company, an Acquisition Proposal in accordance with Section 4.1 of the Merger Agreement. If Shareholder, or any employee, representative or agent of Shareholder, receives an inquiry or proposal with respect to the sale of Shares, then Shareholder shall promptly inform Cornerstone of the terms and conditions, if any, of such inquiry or proposal and the identity of the person making it unless notice thereof has previously been given by the Company as contemplated by the Merger Agreement. Shareholder shall, and shall instruct his or her respective employees, representatives and agents to, immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

      (b) Restriction on Transfer, Proxies and Non-Interference. Shareholder hereby agrees, from the date hereof through the termination of this Agreement pursuant to Section 8(e) hereof, and except as contemplated hereby and except for pledges in existence as of the date hereof, not to (i) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of his or her Shares or (ii) grant any proxies in connection with Specified Matters, deposit his or her Shares into a voting trust or enter into a voting agreement with respect to his or her Shares or (iii) take any action that would make any representation or warranty of Shareholder contained herein untrue or incorrect or have the effect of preventing, impeding, interfering with or adversely affecting the performance by Shareholder of his or her obligations under this Agreement.

      Section 6. Legend. If requested by Cornerstone, Shareholder agrees that the following legend shall be conspicuously noted on each certificate representing his or her Shares:

                 "The shares represented by this certificate are subject to a Principal Shareholder Agreement dated as of February 19, 2003. The Principal Shareholder Agreement restricts the transferability of the shares represented by this certificate and includes a voting agreement and an irrevocable proxy to vote the shares represented by this certificate."

      Section 7. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to effectuate the transactions contemplated by this Agreement.

      Section 8. Miscellaneous.

      (a) Entire Agreement; Assignment. This Agreement, together with the Merger Agreement dated the date hereof, (i) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) shall not be assigned by operation of law or otherwise, provided that Cornerstone may assign its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Cornerstone, but no such assignment shall relieve Cornerstone of its obligations hereunder if such assignee does not perform such obligations.

         (b) Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by Shareholder and Cornerstone.

         (c) Publication. Each Shareholder hereby consents to disclosure in the Proxy Statement (including all documents and schedules filed with the SEC) and press releases with respect to the Merger in accordance with the Merger Agreement, the identity of Shareholder and ownership of his or her Shares and the nature of Shareholder's commitments, arrangements and understandings pursuant to this Agreement. Cornerstone agrees to give Shareholder a reasonable opportunity to review the disclosures referenced in the immediately preceding sentence.

         (c) Notices. All notices required to be given hereunder shall be in writing and shall be deemed to have been given if (i) delivered personally or by documented courier or delivery service, (ii) transmitted by facsimile during normal business hours or (iii) mailed by registered or certified mail (return receipt requested and postage prepaid) to the following listed persons at the addresses and facsimile numbers specified below, or to such other persons, addresses or facsimile numbers as a party entitled to notice shall give, in the manner hereinabove described, to the others entitled to notice:

         If to any Shareholder, to the address listed opposite the name of Shareholder on Annex A hereto.

         If to Cornerstone, to:

                     Cornerstone Realty Income Trust, Inc.
                     306 East Main Street
                     Richmond, Virginia 23219
                     Attention:  Stanley J. Olander, Jr.
                     Facsimile:  804-782-9302

                     with a copy to:

                     McGuireWoods LLP
                     One James Center
                     901 E. Cary Street
                     Richmond, Virginia 23219
                     Attention:  Leslie A. Grandis
                     Facsimile No.:  804-775-1061

If given personally or by documented courier or delivery service, or transmitted by facsimile, a notice shall be deemed to have been given when it is received. If given by mail, it shall be deemed to have been given on the third business day following the day on which it was posted.

         (d) Governing Law. Except to the extent that the GBCC applies with respect to issues of corporate mechanics because the Company is a Georgia corporation, this Agreement shall be governed in all respects by the laws of the Commonwealth of Virginia without regard to any laws or regulations relating to choice of laws (whether of the Commonwealth of Virginia or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Virginia.

         (e) Termination. This Agreement shall terminate and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect (the "Termination Date") upon the earlier to occur of (i) the Effective Time or (ii) the termination of the Merger Agreement in accordance with its terms. The representations, warranties, covenants and agreements contained herein shall terminate and shall not survive the termination of this Agreement.

         (f) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore, each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

         (g) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other right, power or remedy by such party.

         (h) Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         (i) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement. If any party hereto elects to execute and deliver a counterpart signature page by means of facsimile transmission, it shall deliver an original of such counterpart to each of the other parties hereto within ten days of the date hereof, but in no event will the failure to do so affect in any way the validity of the facsimile signature or its delivery.

         (j) Headings. Headings of the Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretative effect whatsoever.

         (k) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

                                  [END OF PAGE]

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.

                                          CORNERSTONE REALTY
                                          INCOME TRUST, INC.


                                          By: /s/ Stanley J. Olander, Jr.
                                             ------------------------------
                                          Name: Stanley J. Olander, Jr.
                                          Title: Executive Vice President


                                          SHAREHOLDER

                                           /s/ Michael N. Thompson
                                          ---------------------------------
                                          Michael N. Thompson

Acknowledgement by Shareholder's spouse

         To the extent the Shareholder holds Shares in joint tenancy with his or her spouse, such Shareholder's spouse by executing this acknowledgment joins in the grant of irrevocable proxy pursuant to Section 2 with respect to all Shares held in joint tenancy and agrees that such Shares are voted to be in accordance with, and are otherwise subject to, the terms and conditions hereof.

                                                         /s/ Susan Thompson
                                                        ------------------------
                                                        Susan Thompson

                                                                         ANNEX A

    Name of Shareholder   Total Number of Shares    Notice Information
    -------------------   ----------------------    ------------------
Michael N. Thompson                      295,491